UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2021

IRON MOUNTAIN INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts
(Address of Principal Executive Offices)
2110
(Zip Code)

(617) 535-4766
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $.01 par value per share	IRM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Iron Mountain Incorporated (the “Company”), held on May 12, 2021 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan (the “2014 Plan”), to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 8,000,000 from 12,750,000 to 20,750,000, to extend the termination date of the 2014 Plan from May 24, 2027 to May 12, 2031, to provide that, other than in certain circumstances, no equity-based award will vest before the first anniversary of the date of grant and to provide that dividends and dividend equivalents are not paid with respect to stock options or stock appreciation rights. The material terms of the 2014 Plan, as amended by the 2014 Plan Amendment, are summarized in the Company’s Proxy Statement for the Annual Meeting dated April 2, 2021 (the “Proxy Statement”). A copy of the 2014 Plan Amendment is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Iron Mountain Incorporated 2013 Employee Stock Purchase Plan (the “2013 Plan”), to increase the number of shares of Common Stock authorized for issuance thereunder by 1,000,000. The material terms of the 2013 Plan, as amended by the 2013 Plan Amendment, are summarized in the Company’s Proxy Statement. A copy of the 2013 Plan Amendment is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 12, 2021, the Board of Directors of the Company (the “Board of Directors”) amended and restated the Company's bylaws (the “Amended and Restated Bylaws”), to implement proxy access procedures (the “Proxy Access Amendment”).

The Proxy Access Amendment, under Article III, Section 3.2(b) of the Amended and Restated Bylaws, permits a stockholder, or group of no more than 20 stockholders, owning three percent or more of the total voting power of the Company’s outstanding shares of capital stock continuously for at least the previous three years to nominate director nominees for inclusion in the Company’s proxy statement for its annual meeting of stockholders, subject to the eligibility, notice, information and other requirements set forth in the Amended and Restated Bylaws. The maximum number of stockholder-nominated candidates the Company may include in its proxy materials is the greater of 2 or 20% of the directors in office as of the last day on which a Proxy Access Nomination Notice (as defined in the Proxy Access Amendment) may be delivered.

This description of the Proxy Access Amendment is qualified in its entirety by reference to the text of the Amended and Restated Bylaws filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders elected twelve directors, each for a one-year term of office to serve until the Company’s 2022 Annual Meeting of Stockholders, or until their successors are elected and qualified. The nominated directors received the following votes:

Name	For	Against	Abstain	Broker Non-Vote
Jennifer Allerton	189,539,283	1,524,758	1,920,062	50,959,016
Pamela M. Arway	187,553,490	3,517,440	1,913,173	50,959,016
Clarke H. Bailey	185,578,925	5,359,291	2,045,887	50,959,016
Kent P. Dauten	185,546,796	5,387,203	2,050,104	50,959,016
Monte Ford	188,315,816	2,615,451	2,052,836	50,959,016
Per-Kristian Halvorsen	187,793,793	3,230,352	1,959,958	50,959,016
Robin L. Matlock	189,342,310	1,706,957	1,934,836	50,959,016
William L. Meaney	188,945,485	1,740,137	2,298,481	50,959,016
Wendy J. Murdock	189,794,752	1,266,146	1,923,205	50,959,016
Walter C. Rakowich	187,535,302	3,401,500	2,047,301	50,959,016
Doyle R. Simons	189,098,125	1,838,442	2,047,536	50,959,016
Alfred J. Verrecchia	187,666,984	3,252,434	2,064,685	50,959,016

At the Annual Meeting, the Company’s stockholders approved the 2014 Plan Amendment.  The 2014 Plan Amendment was previously approved by the Board of Directors, subject to stockholder approval at the Annual Meeting.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
182,420,776	9,810,486	752,841	50,959,016

A At the Annual Meeting, the Company’s stockholders approved the 2013 Plan Amendment.  The 2013 Plan Amendment was previously approved by the Board of Directors, subject to stockholder approval at the Annual Meeting.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
188,150,079	4,207,896	626,128	50,959,016

At the Annual Meeting, the Company’s stockholders approved a nonbinding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
179,336,910	12,534,637	1,112,556	50,959,016

At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. This proposal received the following votes:

For	Against	Abstain
241,085,674	1,353,672	1,503,773

The results reported above are final voting results.

Item 8.01.    Other Events.

Committee Appointments

On May 12, 2021, upon recommendation from the Company’s Nominating and Governance Committee (the “Nominating and Governance Committee”), the Board of Directors approved the appointment of the following members of the Company’s Audit, Compensation and Nominating and Governance Committees, effective May 12, 2021:

Audit Committee
Walter Rakowich, Chair
Jennifer Allerton
Clarke H. Bailey
Kent P. Dauten Wendy J. Murdock

Compensation Committee
Pamela M. Arway, Chair
Monte Ford
Per-Kristian Halvorsen Robin L. Matlock
Doyle R. Simons
Nominating and Governance Committee
Alfred J. Verrecchia, Chair
Pamela M. Arway
Clarke H. Bailey
Kent P. Dauten Per-Kristian Halvorsen
Walter C. Rakowich

The Company also has a Finance Committee, a Risk and Safety Committee and a Technology Committee, none of which are required by the rules of the New York Stock Exchange. On May 12, 2021, the Board of Directors, upon recommendation from the Nominating and Governance Committee, approved the appointment of the following members to these committees, effective May 12, 2021:

Finance Committee
Kent P. Dauten, Chair
Wendy J. Murdock Walter C. Rakowich Doyle R. Simons

Risk and Safety Committee
Clarke H. Bailey, Chair
Jennifer Allerton Monte Ford
Per-Kristian Halvorsen Robin L. Matlock

Technology Committee
Per-Kristian Halvorsen, Chair
Jennifer Allerton Monte Ford
Robin L. Matlock

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

3.3                        Amendment and Restatement of the Iron Mountain Incorporated Bylaws. (Filed herewith.)

10.1                       Third Amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan. (Filed herewith.)

10.2    First Amendment to the Iron Mountain Incorporated 2013 Employee Stock Purchase Plan. (Filed herewith.)

101    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104    The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Barry Hytinen
Name:	Barry Hytinen
Title:	Executive Vice President and Chief Financial Officer

Date: May 17, 2021